UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 24, 2018

BECTON, DICKINSON AND COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive Franklin Lakes, New Jersey	07417-1880
(Address of principal executive offices)	(Zip Code)

(201) 847-6800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

Euro-denominated Notes Offering

On May 24, 2018, Becton, Dickinson and Company (the “Company” or “BD”) issued €300,000,000 aggregate principal amount of 1.401% Notes due May 24, 2023 (the “Euro Notes”) in an underwritten public offering pursuant to the indenture, dated March 1, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”).

The Company may, at its option, redeem the Euro Notes, in whole or in part, (A) at any time prior to April 24, 2023 (one month prior to the maturity date) at a redemption price equal to the greater of 100% of the principal amount to be redeemed and a “make-whole” amount described in the Euro Notes, plus accrued and unpaid interest, if any, to but excluding the date of redemption, and  (B) at any time on or after April 24, 2023 (one month prior to the maturity date) at a price equal to 100% of the principal amount of Euro Notes to be redeemed, plus accrued and unpaid interest to the date of redemption on the principal balance of the Euro Notes being redeemed.

If, as a result of any change in, or amendment to, the tax laws of the United States or the official interpretation thereof, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts with respect to the Euro Notes, the Company may at any time at its option redeem, in whole, but not in part, the Euro Notes at 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Euro Notes), each holder of outstanding Euro Notes will have the right to require the Company to purchase all or a portion of that holder’s Euro Notes (in integral multiples of €1,000) at a  purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of purchase, subject to the rights of holders of such Euro Notes on the relevant record date to receive interest due on the relevant interest payment date, unless the Company has earlier exercised its right to redeem the Euro Notes as described above.

Each of the following constitutes an event of default under the Indenture with respect to the Euro Notes: (1) failure to pay any installment of interest on the Euro Notes when due and payable, continued for 30 days; (2) failure to pay the principal when due of the Euro Notes, whether at stated maturity or otherwise; (3) failure to observe or perform any other covenants, conditions or agreements of the Company with respect to the Euro Notes for 60 days after the Company receives notice of such failure; or (4) certain events of bankruptcy, insolvency or reorganization.  If an event of default occurs, the principal amount of the Euro Notes may be accelerated pursuant to the Indenture.

The Indenture includes requirements that must be met if the Company consolidates or merges with, or sells all or substantially all of the Company’s assets to, another entity.  The Indenture also contains certain restrictive covenants, including a limitation on liens and a restriction on sale and leasebacks.

The foregoing summary is qualified in its entirety by reference to the text of the Indenture, a copy of which is incorporated by reference from Exhibit 4(a) to the Company’s Current Report on Form 8-K filed on July 31, 1997, and the Euro Notes, a form of which is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Sterling-denominated Notes Offering

On May 24, 2018, the Company issued £250,000,000 aggregate principal amount of 3.02% Notes due May 24, 2025 (the “Sterling Notes”) in an underwritten public offering pursuant to the Indenture.

The Company may, at its option, redeem the Sterling Notes, in whole or in part, (A) at any time prior to February 24, 2025 (three months prior to the maturity date) at a redemption price equal to the greater of 100% of the principal amount to be redeemed and a “make-whole” amount described in the Sterling Notes, plus accrued and unpaid interest, if any, to but excluding the date of redemption, and (B) at any time on or after February 24, 2025 (three months prior to the maturity date) at a price equal to 100% of the principal amount of Sterling Notes to be redeemed, plus accrued and unpaid interest to the date of redemption on the principal balance of the Sterling Notes being redeemed.

If, as a result of any change in, or amendment to, the tax laws of the United States or the official interpretation thereof, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts with respect to the Sterling Notes, the Company may at any time at its option redeem, in whole, but not in part, the Sterling Notes at 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Sterling Notes), each holder of outstanding Sterling Notes will have the right to require the Company to purchase all or a portion of that holder’s Sterling Notes (in integral multiples of £1,000) at a  purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of purchase, subject to the rights of holders of such Sterling Notes on the relevant record date to receive interest due on the relevant interest payment date, unless the Company has earlier exercised its right to redeem the Sterling Notes as described above.

Each of the following constitutes an event of default under the Indenture with respect to the Sterling Notes: (1) failure to pay any installment of interest on the Sterling Notes when due and payable, continued for 30 days; (2) failure to pay the principal when due of the Sterling Notes, whether at stated maturity or otherwise; (3) failure to observe or perform any other covenants, conditions or agreements of the Company with respect to the Sterling Notes for 60 days after the Company receives notice of such failure; or (4) certain events of bankruptcy, insolvency or reorganization.  If an event of default occurs, the principal amount of the Sterling Notes may be accelerated pursuant to the Indenture.

The Indenture includes requirements that must be met if the Company consolidates or merges with, or sells all or substantially all of the Company’s assets to, another entity.  The Indenture also contains certain restrictive covenants, including a limitation on liens and a restriction on sale and leasebacks.

The foregoing summary is qualified in its entirety by reference to the text of the Indenture, a copy of which is incorporated by reference from Exhibit 4(a) to the Company’s Current Report on Form 8-K filed on July 31, 1997, and the Sterling Notes, a form of which is attached as Exhibit 4.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

4.1	Form of 1.401% Note due May 24, 2023.

4.2	Form of 3.02% Note due May 24, 2025.

5.1	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (Euro Notes).

5.2	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (Sterling Notes).

5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP (Euro Notes).

5.4	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP (Sterling Notes).

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (included as part of Exhibits 5.1 and 5.2).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibits 5.3 and 5.4).

INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Form of 1.401% Note due May 24, 2023.

4.2	Form of 3.02% Note due May 24, 2025.

5.1	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (Euro Notes).

5.2	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (Sterling Notes).

5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP (Euro Notes).

5.4	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP (Sterling Notes).

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (included as part of Exhibits 5.1 and 5.2).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibits 5.3 and 5.4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President, Corporate Secretary
and Associate General Counsel

Date: May 24, 2018